                                                                    EXHIBIT 10.6


                           STOCK PURCHASE AGREEMENT
                           ------------------------


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into
                                          ---------
as of October 16, 1998, by and among THE WMF GROUP, LTD., a Delaware corporation (the "Company"), DEMETER HOLDINGS CORPORATION, a Massachusetts corporation
      -------
("Demeter"), PHEMUS CORPORATION, a Massachusetts corporation ("Phemus"),
  -------                                                      ------
CAPRICORN INVESTORS II, L.P., a Delaware limited partnership ("Capricorn"), and
                                                               ---------
HARVARD PRIVATE CAPITAL HOLDINGS, INC., a Massachusetts corporation ("Harvard").
                                                                      -------
Demeter, Phemus and Capricorn are referred to herein individually as an "Investor" and collectively as the "Investors."
 --------                           ---------

                                   RECITALS
                                   --------

  A. On October 16, 1998, the Investors agreed (subject to the fulfillment of certain conditions, including the execution of this Agreement) to purchase from the Company, and the Company agreed to sell to the Investors, an aggregate of up to 6,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock") at a price of $5.00 per share,
                                 ------------
     with up to 5,000,000 shares to be purchased in a private placement and up to 1,000,000 shares to be purchased pursuant to a stand-by purchase commitment in connection with a rights offering to be made to the Company's shareholders and announced on October 21, 1998, as described in Section 5.1
                                                                     -----------
     of this Agreement (the "Rights Offering").
                             ---------------

  B. The Company and the Investors now desire to enter into this agreement to provide for the purchase by the Investors of a total of 3,635,972 shares of non-voting, convertible preferred stock, par value $.01 per share (the "Class A Preferred Stock"), in a private placement by the Company (the
      -----------------------
     "Private Placement") and to enter into a Stand-By Purchase Agreement
      -----------------
     providing for a stand-by commitment by the Investors to purchase up to an additional 664,028 shares of Common Stock not subscribed for by other shareholders of the Company pursuant to the Rights Offering.

  C. The Company shall apply the proceeds from the sale of the Common Stock in the Private Placement to partially repay the COMIT Notes and Commercial Mortgage Investment Trust, Inc., a Virginia corporation ("COMIT"), shall
                                                               -----
     apply the proceeds of such repayment to retire shares of COMIT's Class C Non-Voting Preferred Stock (the "COMIT Series C Preferred") held by the
                                      ------------------------
     Investors, as provided in COMIT's Second Amended and Restated Articles of Incorporation creating the COMIT Series C Preferred.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   AGREEMENT TO PURCHASE AND SELL STOCK.
     ------------------------------------

     1.1.  Demeter Agreement to Purchase.
           -----------------------------

           The Company agrees to sell to Demeter at the Closing (as defined below), and Demeter agrees to purchase from the Company at the Closing, an aggregate of 2,757,633 shares of Class A Preferred Stock (the "Demeter Shares")
                                                               --------------
for an aggregate cash purchase price of $12,649,262.57 (the "Demeter Purchase
                                                             ----------------
Price").
-----

     1.2.  Phemus Agreement to Purchase.
           ----------------------------

           The Company agrees to sell to Phemus at the Closing (as defined below), and Phemus agrees to purchase from the Company at the Closing, an aggregate of 151,145 shares of Class A Preferred Stock (the "Phemus Shares") for
                                                             -------------
an aggregate cash purchase price of $693,302.11 (the "Phemus Purchase Price").
                                                      ---------------------

     1.3.  Capricorn Agreement to Purchase.
           -------------------------------

           The Company agrees to sell to Capricorn at the Closing, and
Capricorn agrees to purchase from the Company at the Closing, an aggregate of 727,194 shares of Class A Preferred Stock (the "Capricorn Shares," and together
                                                -----------------
with the Demeter Shares and Phemus Shares, the "Purchased Shares") for an
                                                ----------------
aggregate cash purchase price of $3,335,638.88 (the "Capricorn Purchase Price").
                                                     ------------------------

     1.4.  Investors Stand-By Purchase Commitment.
           --------------------------------------

           The Company agrees to sell to the Investors, and the Investors agree to purchase from the Company, at the closing of the Rights Offering described in
Section 5.1, up to an aggregate of 664,028 additional shares of Common Stock
-----------
(the "Stand-By Shares") on the terms and conditions set forth in the Standby
      ---------------
Purchase Agreement in the form attached hereto as Exhibit A and executed by the
                                                  ---------
Company and the Investors simultaneously with the execution of this Agreement (the "Standby Purchase Agreement").
      --------------------------

2.   CLOSING.
     -------

     2.1.  The Closing.
           -----------

           The sale and purchase of the Purchased Shares (the "Closing") will
                                                               -------
take place at the offices of the Company at 10:00 a.m., Vienna, Virginia time, on December 30, 1998, or at such time and place as the Company and the Investors mutually agree upon (the "Closing Date"), but not later than December 31, 1998.
                          ------------
At the Closing, the Company will deliver to each Investor a certificate representing the Investor's Purchased Shares against delivery to the Company by the Investor of the applicable Purchase Price.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company hereby represents and warrants to the Investors that at the Closing, the following statements will be true and correct:

     3.1.  Organization, Good Standing and Qualification.
           ---------------------------------------------

           The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on the business, financial condition, assets or prospects of the Company (a "Material Adverse Effect").
                             -----------------------

     3.2.  Capitalization.
           --------------

           Immediately prior to the Closing, the capitalization of the Company consists of the following:

           (a)  Preferred Stock. A total of 12,500,000 authorized shares of
                ---------------
     Preferred Stock, $.01 par value per share (the "Preferred Stock"), of which
                                                     ---------------
     3,635,972 shares have been designated Class A Preferred Stock, none of which are issued and outstanding. The rights, privileges and preferences of the Class A Preferred Stock are as set forth in the Company's Restated Certificate of Incorporation, as amended (the "Certificate of
                                                    --------------
     Incorporation").
     -------------

           (b)  Common Stock. A total of 25,000,000 authorized shares of Common
                ------------
     Stock, of which 5,299,383 shares of Common Stock are issued and outstanding. All issued shares of Common Stock have been duly and validly authorized and issued in material compliance with all federal and state securities laws and are fully paid and nonassessable.

          (c)   Options, Warrants, Reserved Shares. Except for the Class A
                ----------------------------------
     Preferred Stock and as set forth on Schedule 3.2(c), there are no
                                         ---------------
     outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Except as set forth on Schedule 3.2(c), no shares of the
                                           ---------------
     Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

           (d)  No Agreements. To the Company's knowledge, no shareholders
                -------------
     agreement, voting trust agreement or similar agreement exists relating to the Company's securities.

     3.3.  Company Subsidiaries.
           --------------------

           Schedule 3.3 is a true and complete list of all business entities
           ------------
that the Company operates, owns or otherwise controls directly or indirectly through one or more subsidiaries, partnerships, joint ventures or other business associations, a majority of the outstanding voting securities (the Subsidiaries"). Each Subsidiary is duly incorporated and validly existing under
------------
the laws of its jurisdiction of incorporation and has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as presently proposed to be conducted. Each Subsidiary is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on the business, financial condition, assets or prospects of such Subsidiary.

           All of such outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable. Except as set forth on
Schedule 3.3, the Company owns all of the shares of the issued and outstanding
------------
capital stock of the Subsidiaries free and clear of any liens, claims, encumbrances, charges or rights of third parties of any kind whatsoever.

     3.4.  Due Authorization; Enforceability.
           ---------------------------------

           All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement, and the authorization, issuance, reservation for issuance and delivery of the Purchased Shares and the Common Stock issuable upon conversion of the Class A Preferred Stock has been taken. The shares of Common Stock issuable upon conversion of the Class A Preferred Stock are referred to herein as the "Conversion Shares."
                                                           -----------------
This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by
(i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

     3.5.  Valid Issuance of Stock; Compliance with Securities Laws.
           --------------------------------------------------------

           (a) The Purchased Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, and the Conversion Shares, when issued in accordance with the Company's Certificate of Incorporation, will be duly and validly issued, fully paid and nonassessable. The Company has authorized and reserved for issuance upon conversion of the Class A Preferred Stock a sufficient number of shares of its Common Stock.

           (b)  Based in part on the representations made by the Investors in
     Section 4 hereof, the Purchased Shares will be exempt from the registration
     ---------
     and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 Act") and the registration and qualification
                   --------
     requirements of the securities laws of Massachusetts, Delaware, Virginia and Connecticut.

     3.6.  Consents.
           --------

           No further consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any third-party on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and the issuance of the Conversion Shares in accordance with the Company's Certificate of Incorporation (the "Conversion
                                                                 ----------
Share Issuance"), except for such qualifications or filings under the 1933 Act
--------------    ------ ---
and the regulations thereunder and all other applicable state securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing Date and will, in the case of filings, be made within the time prescribed by law.

     3.7.  Legal and Governmental Proceedings.
           ----------------------------------

           Except as set forth on Schedule 3.7, no legal or governmental action,
                                 -------------
proceeding or investigation is pending, or to the best of the Company's knowledge, threatened (or any basis therefor known to the Company) that questions the validity of this Agreement, the Class A Preferred Stock, the Conversion Shares, the Common Stock or the Conversion Share Issuance or that, if determined adversely to the Company or any Subsidiary, is reasonably likely, currently or prospectively, individually or in the aggregate, to have a Material Adverse Effect.

     3.8.  Compliance with Charter Documents, Contracts and Law.
           ----------------------------------------------------

           Except as set forth on Schedule 3.8, the Company and each Subsidiary
                                 -------------
is not in violation of its respective articles of incorporation or bylaws, both as amended, nor in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound. To the best of the Company's knowledge, except for any violations that individually and in the aggregate would not have a Material Adverse Effect, the Company and the Subsidiaries are in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's and the Subsidiaries' business or properties. Neither the Company nor any Subsidiary has received any notice of any such violation of such statutes, laws, regulations or orders that has not been remedied prior to the date hereof. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and the Conversion Share Issuance will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Company's Certificate of Incorporation or Bylaws, or, to the best of the Company's knowledge, any such violation of any statutes, laws, regulations or orders.

     3.9.  No Conflicts.
           ------------

           The execution, delivery and performance by the Company of this Agreement, the consummation of the transactions contemplated hereby and the Conversion Share Issuance will not violate or conflict with or result in a breach of any provision of, or constitute a default (or any event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien upon any of the properties of the Company or any Subsidiary under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or any Subsidiary is a party, or by which the Company, the Subsidiaries or any of their properties is bound or affected, except for any of the foregoing matters that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     3.10. Securities Filings.
           ------------------

     As of their respective dates, all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since December 1, 1997, in
                                       --------
each case as amended (the "Company Reports"):  (a) complied as to form in all
                           ---------------
material respects with the applicable requirements of the 1934 Act and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of the Company included in or incorporated by reference into the Company Reports (as amended and including the related notes and schedules) (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the U.S. Securities Exchange Commission ("SEC") with respect
                                                         ---
thereto, (ii) were prepared in all material respects in accordance with generally accepted accounting principles ("GAAP"), and (iii) fairly presented in
                                           ----
all material respects the consolidated financial position of the Company and its wholly-owned subsidiaries as of its date in conformity with GAAP. Each of the consolidated statements of income, retained earnings and cash flows of the Company included in or incorporated by reference into the Company Reports (as amended and including any related notes and schedules) (A) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (B) were prepared in accordance with GAAP, and (C) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the Company and its subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments that would not be material in amount or effect) in conformity with GAAP.

     The Company's registration statement relating to the Rights Offering referred to in Section 5.1, as of its filing date, (a) complied as to form in
               -----------
all material respects with the applicable requirements of the 1933 Act and (b) did not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Except as and to the extent set forth in the Company Reports and as set forth on Schedule 3.10, neither the Company nor any of its subsidiaries has any
         -------------
material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of the Company or in the notes thereto, prepared in accordance with GAAP consistently applied, or any other material liabilities (such liabilities being deemed material if the value of such liabilities, individually or in the aggregate, is greater than $1 million), except liabilities arising in the ordinary course of business since such date which would not have a Material Adverse Effect.

     3.11. No Changes.
           ----------

           Since September 30, 1998, except as set forth on Schedule 3.11, there
                                                           --------------
has been no material adverse change in the business, financial condition, assets or prospects of the Company.

4.   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.
     -----------------------------------------------

     Each Investor hereby represents and warrants to the Company that at Closing, the following statements will be true and correct:

     4.1.  Organization, Good Standing and Qualification.
           ---------------------------------------------

           Such Investor is a partnership or corporation, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to own its properties and assets and to enter into the transactions contemplated by this Agreement.

     4.2.  Due Authorization.
           -----------------

           All corporate or partnership action on the part of such Investor, as applicable, necessary for the authorization, execution, delivery and performance of all obligations of such Investor under this Agreement has been taken. This Agreement constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

     4.3.  Purchase for Own Account.
           ------------------------

           The Purchased Shares and the Conversion Shares are being acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares or the Conversion Shares.

     4.4.  Investment Experience.
           ---------------------

           Such Investor understands that the purchase of the Purchased Shares and the Conversion Shares involves substantial risk. Such Investor: (i) has experience as an investor in securities and acknowledges that such Investor is able to fend for itself, can bear the economic risk of its investment in the Purchased Shares and the Conversion Shares and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Purchased Shares and the Conversion Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

     4.5.  Accredited Investor Status.
           --------------------------

           Such Investor is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act, and such Investor has received a copy of the Company's Restated Articles, Bylaws, this Agreement and such other documents and agreements that it has requested and has read and understands the respective contents thereof. Such Investor has had the opportunity to ask questions of the Company and has received answers to such questions from the Company. Such Investor has carefully reviewed and evaluated these documents and understands the risks and other considerations relating to the investment.

     4.6.  Restricted Securities.
           ---------------------

           Such Investor understands that the Purchased Shares and the Conversion Shares are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable rules and regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

5.   COVENANTS OF THE PARTIES.
     ------------------------

     5.1.  Rights Offering.
           ---------------

           As soon as practicable after the date of this Agreement, in compliance with applicable law, the Company shall distribute on a pro rata basis transferable rights (each a "Right") to all holders-of-record of Common Stock on
                             -----
a record date determined by the Board of Directors of the Company. Such holders shall receive 1.072 Rights for each share of Common Stock held by them on such record date, and each Right shall entitle the holder thereof to purchase one share of Common Stock for $5.00 per share (the "Rights Offering"). No
                                                ---------------
adjustment shall be made in the price or number of shares for which each Right may be exercised to reflect any change in the market price of the Common Stock. The Company shall file with the SEC a registration statement relating to the shares of Common Stock issuable upon exercise of the Rights, shall use its reasonable best efforts to have such registration statement declared effective as soon as practicable and shall take all other actions as may be necessary to complete the Rights Offering as soon as practicable. The Investors agree that
(i) after the date of this Agreement and until the day following the first to occur of (A) the record date for the Rights Offering and (B) June 30, 1999, they will not transfer in any manner any of the shares of Common Stock "beneficially owned" by them (as determined pursuant to Rule 12d-3 under the 1934 Act) or owned by them as of record, (ii) they will not exercise or transfer in any manner any of the Rights received by them with respect to any of such shares (and the certificates representing Rights distributed to them shall bear a legend to such effect), and (iii) neither they nor any of their affiliates (which term, in the case of Capricorn, shall not include any of its limited partners or the limited partners or general partners of Capricorn Investors, L.P. or any of Capricorn's affiliates) will purchase or otherwise acquire from any person other than the Company any other Rights.

     5.2.  Cancellation of Warrants.
           ------------------------

           At and upon Closing, the Warrants shall no longer be outstanding and shall automatically be canceled and retired, and all rights with respect thereto shall cease to exist, and each holder of a certificate representing any such Warrant shall cease to have any rights with respect thereto. Harvard and Capricorn shall deliver (or instruct any holder for its benefit to deliver) the certificates representing the Warrants to the Company for cancellation at the Closing. The Company has determined that the value of the Warrants is $150,000.

     5.3.  Taking of Necessary Action.
           --------------------------

           Each party hereto agrees to use promptly its commercially reasonable best efforts to take or cause to be taken all action and to do or cause to be done promptly all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including all actions necessary to cause all conditions precedent set forth in Section 6 to be satisfied.
                       ---------

     5.4.  Restrictions on Transfer; Registration Rights.
           ---------------------------------------------

           (a) Each Investor agrees not to make any disposition of all or any portion of the Purchased Shares or the Conversion Shares unless and until:

                (i) there is then in effect a registration statement under the 1933 Act and all applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (ii) (A) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) the Investor shall have furnished the Company, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act or under any applicable state securities laws.

           (b) The Conversion Shares and, if Common Stock, the COMIT Conversion Shares (as defined below) shall be Registrable Shares for purposes of the Registration Rights Agreement, dated June 12, 1998, between the Company, Harvard and Capricorn (the "Registration Rights Agreement"). By signing and
                                 -----------------------------
     entering into this Agreement, the Company, the Investors and Harvard each agree that the Registration Rights Agreement shall be binding upon and inure to the benefit of Demeter and Phemus. The Company, the Investors and Harvard will execute an amendment to the Registration Rights Agreement to confirm the rights and responsibilities of Demeter and Phemus under the Registration Rights Agreement.

           Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be required: (A) for any transfer of any of the Purchased Shares in compliance with SEC Rule 144; or
(B) for any transfer of any of the Purchased Shares by the Investor to an affiliate of the Investor; provided that in the foregoing case the transferee
                           --------
agrees in writing to be subject to the terms of this Section 5.4 to the same
                                                     -----------
extent as if the transferee were the Investor hereunder.

     5.5.  Legends.
           -------

           (a) Each Investor acknowledges that the certificates evidencing the Purchased Shares and the Conversion Shares will bear the legends set forth below, in addition to any legend required by any state securities laws:

                (i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND

           APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                (ii) THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO A STOCK PURCHASE AGREEMENT BETWEEN THE INITIAL HOLDER HEREOF AND THE WMF GROUP, LTD.

           (b)  The legend set forth in subsection (a)(i) above shall be removed
                                        -----------------
     by the Company from any certificate evidencing any of the Purchased Shares or Conversion Shares upon effectiveness of a registration statement under the 1933 Act with respect to the legended security or upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Purchased Shares or Conversion Shares.

     5.6.  Use of Proceeds; Conversion of Subordinated Debt.
           ------------------------------------------------

           (a) Simultaneously with the Closing, the Company shall use the proceeds from the sale of the Purchased Shares to partially repay the COMIT Notes.

           (b) In addition, simultaneously with the closing of the Rights Offering, the Company shall use the proceeds of the Rights Offering and of the sale of any Stand-By Shares (i) to pay all remaining amounts outstanding with respect to the COMIT Notes and (ii) to the extent that any such proceeds remain, as working capital.

           If the COMIT Notes are not fully repaid simultaneously with Closing of the Rights Offering (whether out of proceeds from the Rights Offering, the Stand-By Shares or otherwise), at the option of Harvard and Capricorn, COMIT shall tender to the Company any remaining COMIT Notes and the Company shall issue shares of Common Stock or, in the event the Class A Preferred Stock has not been converted into Common Stock, shares of Class A Preferred Stock at a price of $5.00 per share (whether such shares be Common Stock or Class A Preferred Stock) in exchange therefor, the number of shares of Common Stock or Class A Preferred Stock, as the case may be, to be issued upon such conversion to be calculated by dividing the outstanding principal balance, and any accrued but unpaid interest thereon, of the COMIT Notes to be converted by $5.00 (the "COMIT Conversion Shares"). Harvard and Capricorn may exercise the foregoing
 -----------------------
conversion option by giving written notice of the principal amount (and such accrued interest) of COMIT Notes to be so converted to COMIT and the Company within 10 business days following the payment of amounts outstanding with respect to the COMIT Notes following the closing of the Rights Offering. The closing of any conversion of COMIT Notes shall take place at the Company's offices on the 10th business day following receipt by COMIT and the Company of a notice of conversion, or within five business days after the date upon which all applicable waiting periods under the Hart-Scott-Radino Antitrust

Improvements Act of 1976, as amended (the "HSR Act"), shall have expired or been
                                           -------
terminated. At such closing, the Company will deliver to COMIT one or more certificates representing the COMIT Conversion Shares, registered in such names and denominations as COMIT shall reasonably request, against delivery of the COMIT Notes to be converted, endorsed in blank. Upon issuance, the COMIT Conversion Shares shall be duly and validly issued, fully paid and non-assessable. If the COMIT Conversion Shares include Common Stock, such shares of Common Stock shall have been approved for listing on any stock exchange or inclusion in any automated quotation system on which the Common Stock is then listed or included and shall be Registrable Shares for purposes of the Registration Rights Agreement. COMIT shall apply all of the proceeds of the repayment of the COMIT Notes to immediately redeem shares of the COMIT Series C Preferred held by the Investors and Harvard as provided in the COMIT Amended and Restates Articles of Incorporation. In the event any portion of the COMIT Notes are converted into COMIT Conversion Shares as described above, each share of the COMIT Series C Preferred then held by the Investors and Harvard shall be immediately exchanged for a number of COMIT Conversion Shares equal to (1) the aggregate number of COMIT Conversion Shares divided by (2) the number of shares of COMIT Series C Preferred then held by the Investors and Harvard, with the Investors and Harvard receiving only shares of Class A Preferred Stock to the extent the COMIT Conversion Shares include any shares of Class A Preferred Stock.

6.   CONDITIONS TO CLOSING.
     ---------------------

     6.1. Conditions to Investors' Obligations at Closing.
          -----------------------------------------------

          The obligations of the Investors under Section 2 of this Agreement are
                                                 ---------
subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which may be given by written, oral or telephone communication to the Company, its counsel or to counsel to the
Investors:

          (a)  Representations and Warranties. The representations and
               ------------------------------
     warranties of the Company set forth in Section 3 shall be true and correct
                                            ---------
     in all respects on and as of the Closing Date (except for representations and warranties that speak as of a specific date and time, which need be true and correct as of such date and time), and the Company shall have taken all actions required by this Agreement to be taken by the Company prior to Closing.

          (b)  Securities Exemptions. The offer and sale of the Purchased Shares
               ---------------------
     and the Conversion Shares pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

          (c)  Proceedings and Documents. All corporate and other proceedings in
               -------------------------
     connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and to the Investors' counsel, and the Investors shall have received counterpart originals and certified or other copies of the following documents:

               (i)   Charter Documents. A copy of the Certificate of
                     -----------------
          Incorporation and the Bylaws of the Company (as amended through the date of the Closing and including a copy of a Certificate of Designation setting forth the rights, privileges and preferences of the Class A Preferred Stock in the form filed with the Secretary of State of Delaware), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

               (ii)  Secretary's Incumbency Certificate. A certificate of the
                     ----------------------------------
          Secretary or an Assistant Secretary or other officer of the Company certifying the names of the officers of the Company authorized to sign this Agreement, the certificates for the Purchased Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

               (iii) Corporate Actions. A copy of the resolutions of the Board
                     -----------------
          of Directors evidencing its approval, including the approval of a majority of the Company's disinterested directors, of this Agreement, the issuance of Purchased Shares and the other matters contemplated hereby, certified by the Secretary of the Company to be true, complete and correct.

               (iv)  Legal Opinion. An opinion or opinions of Hunton & Williams
                     -------------
          or Krooth & Altman, counsel to the Company, dated as of the Closing Date, in substantially the form attached hereto as Exhibit B.
                                                             ---------

               (v)   Good Standing Certificate. A good standing certificate of
                     -------------------------
          the Company issued by the Secretary of State of the State of Delaware dated within ten (10) days before the Closing.

          (d)  Approval by Disinterested Directors. The transactions
               -----------------------------------
     contemplated by this Agreement and the Stand-By Purchase Agreement shall have been approved by a majority of the members of the Company's Board of Directors who are neither employees of the Company nor affiliated with the Investors.

          (e)  Listing.  The Conversion Shares shall have been approved for
               -------
     listing on the Nasdaq Stock Market or any other stock exchange or automated quotation system on which the Common Stock is then listed or included.

          (f)  Merrill Lynch Transaction. The transactions contemplated by the
               -------------------------
     Mortgage Loan Purchase Agreement, dated December 18, 1998, by and between Merrill Lynch Mortgage Capital Inc., a Delaware corporation, and WMF Capital Corp., a Delaware corporation, shall have been consummated.

          (g)  Settlement Agreement. The transactions contemplated by the
               --------------------
     Settlement Agreement and the Termination of Loan Commitment and Mutual Release Agreement in the forms attached hereto as Exhibit C shall have been
                                                       ---------
     consummated.

          (h)  Form S-3. The Company shall have filed with the SEC a
               --------
     registration statement relating to the Rights Offering.

          (i)  Consents.  All government and third-party consents necessary for
               --------
     the execution, delivery and performance by the Company, each Investor and COMIT of this Agreement and the related agreements shall have been received.

          (j)  Registration Rights Agreement Amendment. The amendment to the
               ---------------------------------------
     Registration Rights Agreement contemplated by Section 5.4(b) hereof shall
                                                   --------------
     have been executed by the Company, the Investors and Harvard.

          (k)  Certificate. The Investors shall have received a certificate of
               -----------
     the President or an Executive Vice President of the Company to the effect that the conditions set forth in subparagraphs (a) and (d) through (j) hereof have been satisfied and that lenders under the Company's lines of credit have agreed to forebear until April 1, 1999 from terminating any such lines of credit, accelerating the Company's obligations to any such lenders and otherwise exercising any remedies available to such lenders as the result of any default on the part of the Company.

          (l)  HSR Act. Any waiting period applicable to the transactions
               -------
     contemplated by this Agreement under the HSR Act, shall have terminated or expired.


     6.2. Conditions to Company's Obligations at Closing.
          ----------------------------------------------

          The obligations of the Company to the Investor under Section 2 of this
                                                               ---------
Agreement are subject to the fulfillment or waiver on or before the Closing of the following conditions, the waiver of which may be given by written, oral or telephone communication to the Investors, their counsel or to counsel to the
Company:

          (a)  Representations and Warranties. The representations and
               ------------------------------
     warranties of each Investor set forth in Section 4 shall be true and
                                              ---------
     correct in all respects on and as of the Closing Date, and the Company shall have received a certificate of an appropriate officer or partner, as applicable, of each Investor to such effect.

          (b)  Payment of Purchase Price. The Investors shall have delivered to
               -------------------------
     the Company the Demeter Purchase Price, the Phemus Purchase Price and the Capricorn Purchase Price in accordance with the provisions of Section 2.
                                                                   ---------

          (c)  Securities Exemptions. The offer and sale of the Purchased Shares
               ---------------------
     pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all other applicable state securities laws.

          (d)  Proceedings and Documents. All corporate and other proceedings in
               -------------------------
     connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and to the

     Company's legal counsel, and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

          (e)  Listing.  The issuance of the Purchased Shares shall not violate
               -------
     or conflict with the Company's listing agreement with the Nasdaq National Market with regard to the Common Stock or the listing standards or other applicable rules of the Nasdaq National Market.

          (f)  Approval by Disinterested Directors. The transactions
               -----------------------------------
     contemplated by this Agreement and the Stand-By Purchase Agreement shall have been approved by a majority of the members of the Company's Board of Directors who are neither employees of the Company nor affiliated with the Investors.

          (g)  Delivery and Cancellation of Warrants. The Company shall have
               -------------------------------------
     received the certificates representing the Warrants for cancellation.

          (h)  Consents.  All government and third-party consents necessary for
               --------
     the execution, delivery and performance by the Company and COMIT of this Agreement and the related agreements shall have been received.

          (i)  HSR Act. Any waiting period applicable to the transactions
               -------
     contemplated by this Agreement under the HSR Act shall have terminated or expired.

7.   MISCELLANEOUS.

     7.1. Survival of Warranties.
          ----------------------

          The representations, warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of each Investor, its counsel or the Company or its counsel, as the case may be.

     7.2. Successors and Assigns.
          ----------------------

          The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Except for assignments by the Investors to affiliates, this Agreement may not be assigned by any Investor without the prior written consent of the Company or by the Company without the prior written consent of the Investors.

     7.3. Governing Law.
          -------------

          This Agreement shall be governed by and construed under the internal laws of the Commonwealth of Virginia as applied to agreements among Virginia residents entered into and to be performed entirely within Virginia, without reference to principles of conflict of laws or choice of laws.

     7.4. Counterparts.
          ------------

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.5. Headings.
          --------

          The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

     7.6. Notices.
          -------

          Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or one day after deposit with a national overnight delivery service or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows:

          To the Company:

               The WMF Group, Ltd.
               1593 Spring Hill Road, Suite 400
               Vienna, Virginia 22182
               Attention:  Shekar Narasimhan

          with copies to:

               Krooth and Altman
               1850 M Street, Suite 400
               Washington, DC  20036
               Attention:  Patrick J. Clancy, Esquire

               and

               Hunton & Williams
               951 East Byrd Street
               Richmond, Virginia 23219-4074
               Attention:  Randall S. Parks, Esquire

          To Demeter:

               c/o Charlesbank Capital Partners, LLC
               600 Atlantic Avenue, 26th Floor
               Boston, Massachusetts  02210
               Attention:  Tim R. Palmer
                           Mark A. Rosen

          with copies to:

               Ropes & Gray
               One International Place
               Boston, Massachusetts  02110
               Attention:  Larry Rowe, Esquire

          To Phemus:

               c/o Charlesbank Capital Partners, LLC
               600 Atlantic Avenue, 26th Floor
               Boston, Massachusetts  02210
               Attention:  Tim R. Palmer
                           Mark A. Rosen

          with copies to:

               Ropes & Gray
               One International Place
               Boston, Massachusetts  02110
               Attention:  Larry Rowe, Esquire

          To Capricorn:

               Capricorn Investors II, L.P.
               30 East Elm Street
               Greenwich, Connecticut  06830
               Attention:  Herbert S. Winokur, Jr.
                           James M. Better

          with copies to:

               O'Melveny & Myers LLP
               153 East 53rd Street
               New York, New York  10022-4611
               Attention:  Mark E. Thierfelder, Esquire

          To Harvard:

               c/o Charlesbank Capital Partners, LLC
               600 Atlantic Avenue, 26th Floor
               Boston, Massachusetts  02210
               Attention:  Tim R. Palmer
                           Mark A. Rosen

          with copies to:

               Ropes & Gray
               One International Place
               Boston, Massachusetts  02110
               Attention:  Larry Rowe, Esquire

or at such other address as an Investor or the Company may designate by giving ten days advance written notice to the other parties.

     7.7. No Finder's Fees.
          ----------------

          Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction.
Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     7.8. Expenses.
          --------

          The Company shall pay all reasonable fees and expenses of the Investors in connection with the preparation, execution and delivery of this Agreement and the issuance of the Purchased Shares and the Conversion Shares and any filings necessary under the HSR Act.

     7.9. Amendments and Waivers.
          ----------------------

          Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this Section 7.9 shall be binding upon the Investors and the
                     -----------
Company.

     7.10. Severability.
           ------------

           If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     7.11. Entire Agreement.
           ----------------

           This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof. The Schedules hereto shall be deemed a part of this Agreement for all purposes.

     7.12. Further Assurances.
           ------------------

           From and after the date of this Agreement, upon the request of the Investors or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.


                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


THE COMPANY:                              THE WMF GROUP, LTD.,
------------
                                          a Delaware corporation

                                          By: /s/ Shekar Narasimhan
                                              ---------------------
                                          Name:  Shekar Narasimhan
                                          Title: President


THE INVESTORS:                            DEMETER HOLDINGS CORPORATION, a
--------------

                                          Massachusetts corporation
                                          By: /s/ Michael R. Eisenson
                                              -----------------------
                                          Name:  Michael R. Eisenson
                                          Title: Authorized Signatory

                                          By: /s/ Tim R. Palmer
                                              -----------------
                                          Name:  Tim R. Palmer
                                          Title: Authorized Signatory

                                          PHEMUS CORPORATION, a Massachusetts
                                          corporation

                                          By: /s/ Michael R. Eisenson
                                              -----------------------
                                          Name:  Michael R. Eisenson
                                          Title: Authorized Signatory

                                          By: /s/ Tim R. Palmer
                                              -----------------
                                          Name:  Tim R. Palmer
                                          Title: Authorized Signatory

                                          HARVARD PRIVATE CAPITAL HOLDINGS,
                                          INC., a Massachusetts corporation

                                          By: /s/ Michael R. Eisenson
                                              -----------------------
                                          Name:  Michael R. Eisenson
                                          Title: Authorized Signatory

                                          By: /s/ Tim R. Palmer
                                              -----------------
                                          Name:  Tim R. Palmer
                                          Title: Authorized Signatory

                                    CAPRICORN INVESTORS II, L.P.,
                                    a Delaware limited partnership

                                    By: Capricorn Holdings, LLC, a Delaware
                                    limited liability company, its General
                                    Partner

                                    By: /s/ Herbert S. Winokur, Jr.
                                        --------------------------
                                    Name:  Herbert S. Winokur, Jr.
                                    Title: Manager

                                COMIT joins in this Agreement only
                                with respect to the provisions of the
                                last paragraph of Section 5.6 hereof.
                                                  -----------

                                COMMERCIAL MORTGAGE INVESTMENT TRUST,
                                INC., a Virginia corporation

                                By: /s/ Shekar Narasimhan
                                    ---------------------
                                Name:  Shekar Narasimhan
                                Title: Chairman

                           STOCK PURCHASE AGREEMENT
                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------


SCHEDULES
---------

Schedule 3.2(c)     Options, Warrants, Reserved Shares

Schedule 3.3        Subsidiaries

Schedule 3.7        Legal and Governmental Proceedings

Schedule 3.8        Defaults

Schedule 3.10       Liabilities and Obligations

Schedule 3.11       Changes in Business of the Company

EXHIBITS
--------

Exhibit A           Standby Purchase Agreement

Exhibit B           Opinions of Hunton & Williams and Krooth & Altman

Exhibit C           Settlement Agreement and Termination of Loan Commitment and
                    Mutual Release Agreement